UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2014

ModusLink Global Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-35319 (Commission File No.)	04-2921333 (IRS Employer Identification No.)

1601 Trapelo Road, Suite 170 Waltham, Massachusetts (Address of principal executive offices)	02451 (Zip Code)

(781) 663-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 14, 2014, ModusLink Global Solutions, Inc. (the “Company”) reported its results of operations for its fourth fiscal quarter and fiscal year ended July 31, 2014. A copy of the press release issued by the Company concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information contained herein and in the accompanying Exhibit 99.1 shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this Item 2.02, including Exhibit 99.1 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 3.03. Material Modification to Rights of Security Holders.

On October 17, 2011, the Company’s Board of Directors adopted the Tax Benefit Preservation Plan between the Company and American Stock Transfer & Trust Company, LLC, as Rights Agent (as amended, the “Tax Plan”), which was amended on March 21, 2012 by Amendment No. 1 to the Tax Plan. On October 14, 2014, the Company entered into Amendment No. 2 to the Tax Plan (the “Amendment”). The Tax Plan, which is designed to preserve the Company’s substantial tax assets, was originally scheduled to expire at the close of business on October 17, 2014. Amendment No. 2 to the Tax Plan, which was unanimously approved by the Company’s Board of Directors, extends the expiration date of the Tax Plan to October 17, 2017 (subject to other earlier termination events, including final adjournment of the Company’s 2015 annual meeting of stockholders if stockholder approval of the extension has not been received prior to that time). The Amendment and the description of the Amendment in the press release announcing the Amendment are incorporated herein by reference to Exhibits 4.1 and 99.1 to this current report. The foregoing description of the Amendment is qualified in its entirety by reference to such exhibits. A copy of the Tax Plan and a summary of its material terms were filed with the Securities and Exchange Commission on Form 8-K on October 18, 2011 (incorporated herein by reference to Exhibit 4.2) and the March 21, 2012 Amendment No. 1 to the Tax Plan and a summary of its material terms were filed with the Securities and Exchange Commission on Form 8-K on March 22, 2012 (incorporated herein by reference to Exhibit 4.3).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Amendment No. 2 to Tax Benefit Preservation Plan, dated as of October 14, 2014, between ModusLink Global Solutions, Inc. and American Stock Transfer & Trust Company, LLC.

4.2	Tax Benefit Preservation Plan, dated as of October 17, 2011, between ModusLink Global Solutions, Inc. and American Stock Transfer & Trust Company, LLC (incorporated herein by reference to Exhibit 4.1 of the registrant’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 18, 2011).

4.3	Amendment No. 1 to Tax Benefit Preservation Plan, dated as of March 21, 2012, between ModusLink Global Solutions, Inc. and American Stock Transfer & Trust Company, LLC (incorporated herein by reference to Exhibit 4.2 of the registrant’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on March 22, 2012).

99.1	Press Release.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ModusLink Global Solutions, Inc.
Date: October 14, 2014	By:	/s/ Joseph B. Sherk
Name: Joseph B. Sherk
Title: Principal Financial and Accounting Officer